State of California
Secretary of State

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION

File # 200508110038

ENDORSED - FILED
In the office of the Secretary of State of the State of California

MAR 1 7 2005

This Space For Filing Use Only

A $70.00 filing fee must accompany this form.

IMPORTANT – Read instructions before completing this form.

ENTITY NAME (End the name with the words "Limited Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.")

1. NAME OF LIMITED LIABILITY COMPANY

California Urban Homes, LLC

PURPOSE (The following statement is required by statute and may not be altered.)

2. THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3. NAME OF INITIAL AGENT FOR SERVICE OF PROCESS

Lisa Maxwell

4. IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA | CITY | STATE | ZIP CODE

1800 Sutter Street, Suite 500 | Concord | CA | 94520

MANAGEMENT (Check only one)

5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY:

- [x] ONE MANAGER
- [ ] MORE THAN ONE MANAGER
- [ ] ALL LIMITED LIABILITY COMPANY MEMBER(S)

ADDITIONAL INFORMATION

6. ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.

EXECUTION

7. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

[signature]
SIGNATURE OF ORGANIZER

March 16, 2005
DATE

Steve Gibson
TYPE OR PRINT NAME OF ORGANIZER

RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)

8. NAME: Steve Gibson
FIRM: DLA Piper Rudnick Gray Cary LLP
ADDRESS: 2000 University Avenue
CITY/STATE/ZIP: East Palo Alto, CA 94303

OFFICE OF THE SECRETARY OF STATE

LLC-1 (REV 09/2005)

APPROVED BY SECRETARY OF STATE